EXHIBIT 6(c)

                      AMENDMENT TO DISTRIBUTION AGREEMENTS

    The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.

Name of Fund                                      Date of Agreement
------------                                      -----------------

The BlackRock Government Income Trust             August 30, 1991 and amended
(Class A)                                         and restated on April 12, 1995

Command Government Fund                           September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Command Money Fund                                September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Command Tax-Free Money Fund                       September 15, 1988 and
                                                  amended and restated on
                                                  April 12, 1995

Global Utility Fund, Inc.                         February 4, 1991 and
(Class A)                                         amended and restated on
                                                  July 1, 1993, August 1, 1994
                                                  and May 4, 1995

Nicholas-Applegate Fund, Inc.                     August 1, 1994 and amended
(Class A)                                         and restated on May 12, 1995

          Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                        January 22, 1990 and
  (Class A)                                       amended and restated on
                                                  August 1, 1994 and
          Strategy Portfolio                      May 3, 1995
          Balanced Portfolio

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Prudential California Municipal Fund             August 1, 1994 and amended
(Class A)                                        and restated on May 5, 1995

          California Income Series
          California Series

Prudential California Municipal Fund             February 10, 1989 and
                                                 amended and restated on
          California Money Market Series         July l, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.           January 3, 1995 and amended
(Class A)                                        and restated on June 13, 1995

Prudential Equity Fund, Inc.                     August 1, 1994 and amended
(Class A)                                        and restated on May 5, 1995

Prudential Equity Income Fund                    August l, 1994 and amended
(Class A)                                        and restated on May 3, 1995

Prudential Europe Growth Fund, Inc.              July 11, 1994 and amended
(Class A)                                        and restated on June 13, 1995

Prudential Global Fund, Inc.                     August 1, 1994 and amended
(Class A)                                        and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.             August 1, 1994 and amended
(Class A)                                        and restated on May 3, 1995

Prudential Global Natural Resources Fund, Inc.   August l, 1994 and amended
(Class A)                                        and restated on May 3, 1995

Prudential Government Income Fund, Inc.          January 22, 1990 and
(Class A)                                        amended and restated on
                                                 April 13, 1995

Prudential Government Securities Trust           November 20, 1990 and
Money Market Series                              amended and restated on
U.S. Treasury Money Market Series                July l, 1993, May 2, l995
                                                 and August l, 1995

Prudential Growth Opportunity Fund, Inc.         January 22, 1990 and
(Class A)                                        amended and restated on
                                                 July l, 1993, August 1, 1994
                                                 and May 2, 1995

Prudential High Yield Fund, Inc.                 January 22, 1990 and
(Class A)                                        amended and restated on
                                                 July 1, 1993, Augus~ 1, 1994
                                                 and May 2, 1995

Prudential Institutional Liquidity               November 20, 1987 and
 Portfolio, Inc.                                 amended and restated on
 Prudential Institutional Money Market Series    July 1, 1993 and
                                                 April ll, 1995

Prudential Intermediate Global                   August 1, 1994 and amended
 Income Fund, Inc.                               and restated on May 10, 1995
 (Class A)

Prudential MoneyMart Assets                      May l, 1988 and amended
                                                 and restated on July 1, 1993
                                                 and May 10, 1995

Prudential Mortgage Income Fund, Inc.            August 1, 1994 and amended
(Class A)                                        and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.               August 1, 1994 and amended
(Class A)                                        and restated on May 3, 1995

Prudential Municipal Bond Fund                   August 1, 1994 and amended
(Class A)                                        and restated on May 3, 1995

          Insured Series
          High Yield Series
          Intermediate Series

Prudential Municipal Series Fund                August 1, 1994 and amended
(Class A)                                       and restated on May 5, 1995

          Florida Series
          Hawaii Income Series
          Maryland Series
          Massachusetts Series
          Michigan Series
          New Jersey Series
          New York Series
          North Carolina Series
          Ohio Series
          Pennsylvania Series

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Prudential Municipal Series Fund

 Connecticut Money Market Series                 February 10, 1989 and
 Massachusetts Money Market Series               amended and restated on
 New Jersey Money Market Series                  July 1, 1993 and May 5, 1995
 New York Money Market Series

Prudential National Municipals Fund, Inc.       January 22, 1990 and
(Class A)                                       amended and restated or
                                                July l, 1993, August 1, 1994
                                                and May 2, 1995

Prudential Pacific Growth Fund, Inc.            August l, 1994 and amended
(Class A)                                       and restated on June 5, 1995

Prudential Global Limited Maturity              August 1, 1994 and amended
 Fund, Inc.                                     and restated on June 5, 1995
(formerly Prudential Short-Term Global Income
  Fund Inc.)
  (Class A)

          Global Assets Portfolio
          Limited Maturity Portfolio

Prudential Special Money Market Fund             January 12, 1990 and
                                                 amended and restated on
          Money Market Series                    April 12, 1995

Prudential Structured Maturity Fund, Inc.        August l, 1994 and amended
(Class A)                                        and restated on June 14, 1995

          Income Portfolio

Prudential Tax-Free Money Fund, Inc.             May 2, 1988 and
                                                 amended and restated on
                                                 July l, 1993, May 2, 1995 and
                                                 August l, 1995

Prudential U. S. Government Fund                 August 1, 1994 and amended
(Class A)                                        and restated on June 5, 1995

Prudential Utility Fund, Inc.                    August 1, 1994 and amended
(Class A)                                        and restated on June 14, 1995

                                       EACH OF THE FUNDS LISTED ABOVE

                                           By /s/ ROBERT F. GUNIA
                                              --------------------------
                                              Robert F. Gunia
                                              Vice President


                                       PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


                                           By /s/ STEPHEN P. FISHER
                                              --------------------------
                                              Stephen P. Fisher
                                              Vice President


AGREED TO AND ACCEPTED BY:


  PRUDENTIAL SECURITIES INCORPORATED


  By /s/ BRENDAN BOYLE
     --------------------------
     Brendan Boyle
     Senior Vice President